Earnings/(loss) per share	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Earnings/(loss) per share

40 Earnings/(loss) per share

Basic and diluted earnings/(loss) per share is analysed as follows:

	2023	2022	2021
Weighted average number of ordinary shares	55,073,045	54,899,456	54,853,045
Basic earnings/(losses) per share	(0.29)	(0.01)	0.07
Diluted earnings/(losses) per share	(0.29)	(0.01)	0.07

Basic earnings/(loss) per share is calculated by dividing earnings/(loss) for the year, attributable to ordinary equity holders of the Parent Company, by the weighted average number of ordinary shares outstanding.

Diluted earnings/(loss) per share as at December 31, 2023, 2022 and 2021 equals the basic earnings/(loss) per share. Diluted earnings/(losses) per share equals basic earnings/(losses) per share because all options are antidilutive.

Since the value of 1 ADR as at December 31, 2023 is lower than the exercise price set in the stock option plan, it is unlikely that, with reference to the shares vested and not exercised at December 31, 2023, the beneficiaries will exercise the rights vested and therefore the consequent dilution.

On February 8, 2019 the Company announced a change in the ratio of its American Depositary Receipts (ADRs) to ordinary shares, from 1 ADR representing 1 share to 1 ADR representing 5 shares. The effective date of the ratio change was February 21, 2019. No new shares have been issued in connection with the ratio change.